                                                              Exhibit 99.1

                  CIT Equipment Collateral 2005-VT1
                      Monthly Servicing Report

                                                                                              Determination Date:     01/18/06
                                                                                              Collection Period:      12/31/05
                                                                                              Payment Date:           01/20/06

  I. AVAILABLE FUNDS

     A.  Available Pledged Revenues

          a.      Scheduled Payments Received                                                                   $ 24,974,506.18
          b.      Liquidation Proceeds Allocated to Owner Trust                                                      675,790.81
          c.      Required Payoff Amounts of Prepaid Contracts                                                     1,219,996.63
          d.      Required Payoff Amounts of Purchased Contracts                                                           0.00
          e.      Proceeds of Clean-up Call                                                                                0.00
          f.      Investment Earnings on Collection Account and Note Distribution Account                                  0.00
                                                                                                                ----------------

                                                        Total Available Pledged Revenues =                      $ 26,870,293.62

     B.  Determination of Available Funds

          a.      Total Available Pledged Revenues                                                              $ 26,870,293.62
          b.      Servicer Advances                                                                                2,501,855.60
          c.      Recoveries of  prior Servicer Advances                                                          (3,091,926.77)
          d.      Withdrawal from Cash Collateral Account                                                            373,833.04
                                                                                                                ----------------

                                                        Total Available Funds =                                 $ 26,654,055.49
                                                                                                                ================


 II. DISTRIBUTION AMOUNTS

     A.  COLLECTION ACCOUNT DISTRIBUTIONS

            1.    Servicing Fee                                                                                        343,862.88

            2.    Class A-1 Note Interest Distribution                                         0.00
                  Class A-1 Note Principal Distribution                                        0.00
                                              Aggregate Class A-1 distribution                                               0.00

            3.    Class A-2 Note Interest Distribution                                   637,544.36
                  Class A-2 Note Principal Distribution                               22,561,737.20
                                              Aggregate Class A-2 distribution                                      23,199,281.56

            4.    Class A-3 Note Interest Distribution                                   724,433.33
                  Class A-3 Note Principal Distribution                                        0.00
                                              Aggregate Class A-3 distribution                                         724,433.33

            5.    Class A-4 Note Interest Distribution                                   338,154.33
                  Class A-4 Note Principal Distribution                                        0.00
                                              Aggregate Class A-4 distribution                                         338,154.33

            6.    Class B Note Interest Distribution                                      42,191.97
                  Class B Note Principal Distribution                                    550,286.28
                                                Aggregate Class B distribution                                         592,478.25

            7.    Class C Note Interest Distribution                                      38,329.25
                  Class C Note Principal Distribution                                    489,143.35
                                                Aggregate Class C distribution                                         527,472.60

            8.    Class D Note Interest Distribution                                      72,371.67
                  Class D Note Principal Distribution                                    856,000.87
                                                Aggregate Class D distribution                                         928,372.54

            9.    Deposit to the Cash Collateral Account                                                                     0.00

            10.   Amounts in accordance with the CCA Loan Agreement                                                          0.00

            11.   Remainder to the holder of the equity certificate                                                          0.00
                                                                                                                  ---------------

                                                        Collection Account Distributions =                          26,654,055.49
                                                                                                                  ===============

     B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

            1. Payment due on the Senior Loan                                                                        1,671,772.85

            2. Payment due on the Holdback                                                                                   0.00

            3. Payment to the Depositor                                                                                      0.00
                                                                                                                  ---------------

                                                        Cash Collateral Account Distributions =                      1,671,772.85
                                                                                                                  ===============


     C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT       Collection Account Distributions =                                   0.00
                                                                                                                  ===============

III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


                 ----------------------------------------------------------------------------------------------------------------
                          Distribution              Class A-1           Class A-2             Class A-3           Class A-4
                            Amounts                   Notes               Notes                 Notes               Notes
                 ----------------------------------------------------------------------------------------------------------------

            1.            Interest Due                 0.00             637,544.36           724,433.33            338,154.33
            2.           Interest Paid                 0.00             637,544.36           724,433.33            338,154.33
            3.         Interest Shortfall              0.00                   0.00                 0.00                  0.00
                        ((1) minus (2))
            4.           Principal Paid                0.00          22,561,737.20                 0.00                  0.00

            5.     Total Distribution Amount           0.00          23,199,281.56           724,433.33            338,154.33
                         ((2) plus (4))


                 ----------------------------------------------------------------------------------------------------------------
                          Distribution               Class B              Class C                Class D          Total Offered
                            Amounts                   Notes                Notes                  Notes               Notes
                 ----------------------------------------------------------------------------------------------------------------

            1.            Interest Due            42,191.97              38,329.25            72,371.67          1,853,024.91
            2.           Interest Paid            42,191.97              38,329.25            72,371.67          1,853,024.91
            3.         Interest Shortfall              0.00                   0.00                 0.00                  0.00
                        ((1) minus (2))
            4.           Principal Paid          550,286.28             489,143.35           856,000.87         24,457,167.70

            5.     Total Distribution Amount     592,478.25             527,472.60           928,372.54         26,310,192.61
                         ((2) plus (4))


 IV.   Information Regarding the Securities

     A    Summary of Balance Information

                ------------------------------------------------------------------------------------------------------------------

                                          Applicable     Principal Balance      Class Factor    Principal Balance     Class Factor
                       Class                Coupon             Jan-06              Jan-06            Dec-05              Dec-05
                                             Rate           Payment Date        Payment Date      Payment Date        Payment Date

                ------------------------------------------------------------------------------------------------------------------

            a.    Class A-1 Notes          3.0728%                  0.00          0.00000                   0.00      0.00000
            b.    Class A-2 Notes          3.7600%        180,909,866.42          0.77978         203,471,603.62      0.87703
            c.    Class A-3 Notes          4.1200%        211,000,000.00          1.00000         211,000,000.00      1.00000
            d.    Class A-4 Notes          4.3600%         93,070,000.00          1.00000          93,070,000.00      1.00000
            e.     Class B Notes           4.0900%         11,828,777.22          0.65425          12,379,063.50      0.68468
            f.     Class C Notes           4.1800%         10,514,468.65          0.65429          11,003,612.00      0.68473
            g.     Class D Notes           4.5100%         18,400,320.14          0.65435          19,256,321.01      0.68479

            h.         Total Offered Notes                525,723,432.43                          550,180,600.13


     B    Other Information

                -------------------------------------------------------------------------------------------------------

                                                          Scheduled                          Scheduled
                                                      Principal Balance                  Principal Balance
                              Class                         Jan-06                             Dec-05
                                                         Payment Date                       Payment Date

                -------------------------------------------------------------------------------------------------------

                         Class A-1 Notes                             0.00                          0.00

                ------------------------------------------------------------------------------------------------------------------

                                                                   Target          Class              Target             Class
                                               Class       Principal Balance       Floor         Principal Amount        Floor
                              Class          Percentage          Jan-06           Jan-06              Dec-05            Dec-05
                                                                Payment Date     Payment Date      Payment Date      Payment Date

                ------------------------------------------------------------------------------------------------------------------
                             Class A          92.25%         484,979,866.42                    507,541,603.62
                             Class B          2.25%           11,828,777.23        0.00         12,379,063.50          0.00
                             Class C          2.00%           10,514,468.65        0.00         11,003,612.00          0.00
                             Class D          3.50%           18,400,320.14        0.00         19,256,321.00          0.00


  V. PRINCIPAL

     A.  MONTHLY PRINCIPAL AMOUNT

            1.    Principal Balance of Notes and Equity Certificates                   550,180,600.13            480,240.31
                  (End of Prior Collection Period)
            2.    Contract Pool Principal Balance (End of Collection Period)           525,723,432.43
                                                                                     ----------------

                                                Total monthly principal amount          24,457,167.70

     B. PRINCIPAL BREAKDOWN                                    No. of Accounts
                                                             -----------------

            1.    Scheduled Principal                               58,710                                          22,063,167.33
            2.    Prepaid Contracts                                  203                                             1,215,546.02
            3.    Defaulted Contracts                                225                                             1,178,454.35
            4.    Contracts purchased by CIT Financial USA, Inc.      0                                                      0.00
                                                             --------------------------------------------------------------------

                  Total Principal Breakdown                         59,138                                          24,457,167.70

 VI. CONTRACT POOL DATA

     A.  CONTRACT POOL CHARACTERISTICS

                                                              -------------------------------------------------------------
                                                                           Original           Jan-06            Dec-05
                                                                             Pool           Payment Date       Payment Date
                                                              -------------------------------------------------------------
            1.    a.  Contract Pool Balance                            803,339,897.82    525,723,432.43       550,180,600.13
                  b.  No of Contracts                                          61,944            58,710               59,138
                  c.  Pool Factor

            2.    Weighted Average Remaining Term                               37.70             29.40                30.07

            3.    Weighted Average Original Term                                45.00


     B.  DELINQUENCY INFORMATION

                                                  -------------------------------------------------------------------------------
                                                         % of         % of Aggregate
                                                                      Required Payoff          No. Of        Aggregate Required
                                                      Contracts            Amount             Accounts         Payoff Amounts
                                                 --------------------------------------------------------------------------------
            1.    Current                             95.49%             96.46%               56,061            512,300,959.43
                  31-60 days                           2.21%              2.14%                1,300             11,342,312.26
                  61-90 days                           0.91%              0.61%                  536              3,226,933.24
                  91-120 days                          0.57%              0.36%                  336              1,892,495.72
                  120+ days                            0.81%              0.44%                  477              2,314,993.72

                                 Total Delinquency   100.00%            100.00%               58,710            531,077,694.37

            2. Delinquent Scheduled Payments:

                  Beginning of Collection Period                                        5,944,333.11
                  End of Collection Period                                              5,354,261.94
                                                                                      --------------
                    Change in Delinquent Scheduled Payments                              (590,071.17)


     C.  DEFAULTED CONTRACT INFORMATION

            1. Required Payoff Amount on Defaulted Contracts                            1,178,454.35
            2. Liquidation Proceeds received                                              675,790.81
                                                                                      --------------
            3. Current Liquidation Net Loss Amount                                        502,663.54

            4. Cumulative Reported Net Losses                                           3,002,202.29

               Cumulative Net Loss Ratio                                                      0.3737%

               Cummlative Net Loss Trigger                                                    2.0000%

VII. MISCELLANEOUS INFORMATION

     A.  SERVICER ADVANCE BALANCE

            1. Opening Servicer Advance Balance                                         5,944,333.11
            2. Current Period Servicer Advance                                          2,501,855.60
            3. Recoveries of prior Servicer Advances                                   (3,091,926.77)
                                                                                     ---------------
            4. Ending Servicer Advance Balance                                          5,354,261.94


     B.  CASH COLLATERAL ACCOUNT


            1. Opening Cash Collateral Account                                                                42,638,996.51

            2. Deposit from the Collection Account                                                                     0.00

            3. Investment Earnings.                                                                              150,175.39

            4. Withdrawals from the Cash Collateral Account                                                     (373,833.04)

            5. Ending Cash Collateral Account Balance before Distributions                                    42,415,338.86

            6. Required Cash Collateral Account Amount                                                        40,743,566.01

            7. Cash Collateral Account Surplus                                                                 1,671,772.85

               Distribution of CCA
               a.  Senior Loan Interest                                                                          (78,908.16)
               b.  Senior Loan Principal                                                                      (1,592,864.69)
               c.  Holdback Amount Interest                                                                            0.00
               d.  Holdback Amount Principal                                                                           0.00
                                                                                                            ---------------
            9.              Total Distribution                                                                (1,671,772.85)

            10. Ending Cash Collateral Account Balance after Distributions                                    40,743,566.01
                                                       -----

     C.  OTHER RELATED INFORMATION

            1. Discount Rate                                            4.8100%

            2. Life to Date Prepayment (CPR)                            4.0936%

            3. Life to Date Substitutions:

                  a. Prepayments                            0.00

                  b. Defaults                               0.00

                  -----------------------------------------------------------------------------------------------------------
                                                                           Jan-06                    Dec-05
                                              Item                      Payment Date              Payment Date
                  -----------------------------------------------------------------------------------------------------------
            4.    a.  Senior Loan                                     10,050,753.93                11,643,618.62
                  b.  Holdback Amount                                 31,129,421.05                31,129,421.05

            5.    Applicable Rates for the Interest Period:
                  a.  Libor Rate for the Interest Period                    4.3700%
                  b.  Senior Loan Interest Rate                             7.8700%
                  c.  Holdback Amount Interest Rate                        10.3700%


            6. DELINQUENCY, NET LOSSES AND CPR HISTORY

                ----------------------------------------------------------------------------------------------------------------
                                             % of                    % of                   % of                   % of
                                          Aggregate               Aggregate               Aggregate              Aggregate
                                       Required Payoff         Required Payoff         Required Payoff        Required Payoff
                                           Amounts                 Amounts                 Amounts                Amounts
                      Collection
                         Periods     31-60 Days Past Due     61-90 Days Past Due    91-120 Days Past Due    120+ Days Past Due
                ----------------------------------------------------------------------------------------------------------------

                ----------------------------------------------------------------------------------------------------------------
                     12/31/05               2.14%                   0.61%                   0.36%                  0.44%
                     11/30/05               2.55%                   0.77%                   0.28%                  0.42%
                     10/31/05               2.15%                   0.51%                   0.31%                  0.31%
                     09/30/05               1.82%                   0.82%                   0.22%                  0.26%
                     08/31/05               1.92%                   0.38%                   0.20%                  0.22%
                     07/31/05               1.64%                   0.38%                   0.18%                  0.23%
                     06/30/05               1.70%                   0.54%                   0.18%                  0.26%
                     05/31/05               1.65%                   0.41%                   0.18%                  0.36%
                     04/30/05               1.69%                   0.37%                   0.28%                  0.23%
                     03/31/05               1.70%                   0.77%                   0.29%                  0.01%

                ----------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------
                    Collection           Monthly Net             Monthly Net
                      Month            Loss Percentage              Losses                 LTD CPR
                      -----            ---------------              ------                 -------
                ------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------
                   December-05              0.063%                502,663.54                4.09%
                   November-05              0.036%                289,470.36                4.04%
                    October-05              0.012%                99,442.24                 4.12%
                   September-05             0.020%                160,999.26                4.21%
                    August-05               0.033%                262,196.30                4.69%
                     July-05                0.034%                273,048.48                4.35%
                     June-05                0.091%                728,053.17                5.01%
                      May-05                0.026%                211,417.52                5.23%
                     April-05               0.014%                109,098.87                5.58%
                     March-05               0.046%                365,812.55                7.35%

                ------------------------------------------------------------------------------------------
